UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2010

GRUBB & ELLIS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 North Tustin Avenue, Suite 300, Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 667-8252

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 19, 2010, Grubb & Ellis Company (the “Company”) issued a press release announcing its unaudited preliminary results for the third quarter of 2010 and updating its fiscal 2010 outlook. The financial information in the press release reflects the Company’s preliminary results and is subject to customary adjustments that may arise during the completion of the financial statement closing process. Such adjustments could result in changes to these preliminary results.
A copy of the press release issued by the Company regarding the foregoing results is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	The following is filed as an Exhibit to this Current Report on Form 8-K:
99.1 Press Release issued by Grubb & Ellis Company on October 19, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Michael J. Rispoli
Michael J. Rispoli
Executive Vice President and Chief Financial Officer

Dated: October 20, 2010